                                                                    EXHIBIT 10.2

                       SECOND AMENDMENT TO LEASE RENEWAL

      TIAA Realty Inc., a Delaware corporation, Landlord and Nutraceutix, Inc. Tenant, being parties to that certain Lease dated March 8, 1991 for premises located at 8340 154th Avenue NE, Redmond, WA 98052 Building L, Units 8340 hereby express their mutual desire and intent to extend the terms of the Lease and amend the following clauses as of this 29th day of May 1998.

      1.    TERM OF LEASE; Commencement December 1, 1998
            Expiration November 30, 2003 Number of months sixty (60)

            BASE MONTHLY RENT: $17,851.00

            RENT ADJUSTMENT: (initial)

                              Step Increase; If this provision is initialed, the step adjustment provisions of Section 4.b apply as follows:

                              Effective Dates             New Base Monthly Rent
                              December 1, 2001                 $19,995.00

            TOTAL SECURITY DEPOSIT $19,995.00*, AND
            NON-REFUNDABLE CLEANING FEE $0.00
            * of which $16,528.72 has been previously deposited with Landlord.

All other terms and conditions of the above described Lease shall remain in full force and effect except as noted on Exhibit D.

Landlord:         TIAA REALTY INC., a Delaware corporation
                  ------------------------------------------------
           By:    Teachers Insurance and Annuity Association of America, a New
                  York Corporation, its authorized representative.

           By:    /s/  James Garofalo
                  ------------------------------------------------
                  James Garofalo

           Its:   Assistant Secretary
                  ------------------------------------------------


Tenant:           Nutraceutix, Inc.
                  ------------------------------------------------

           By:    /s/  William D. St. John
                  ------------------------------------------------
                  William D. St. John

[SEAL]     Title: President
                  ------------------------------------------------

                                   EXHIBIT D
                               PREMISES CONDITION

BLDG/UNIT: L/8340

                              QUANTITY AND/OR SIZE
                              HEIGHT, LENGTH, ETC.

ITEM:

       STANDARD IMPROVEMENTS ONLY
------

  XX   "AS IS" CONDITION PLUS THOSE IMPROVEMENTS SHOWN BELOW
------

PARTITIONS:  NA

CEILINGS:  NA

DOORS:  NA

FLOOR COVERING: Building standard carpet in office portion of premises.

PLUMBING:  NA

LIGHTS:  NA

SWITCHES:  NA

WALL ELECTRICAL OUTLETS:  NA

TELEPHONE OUTLETS:  NA

AIR CONDITIONING OR VENT FAN:  NA

AIR CONDITIONING HOOK UP:  NA

WATER HEATER:  NA

PAINTING: Building standard paint throughout office portion of premises.

SIGNAGE:  NA

OTHER:  NA

                                                                  INITIAL
                                                                  Lessor: ______
                                                                  Lessee: ______

STATE OF NEW YORK    )
                     )ss.
COUNTY OF NEW YORK   )

      I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the Assistant Secretary of Teachers Insurance & Annuity Association to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated: 7-17-98                      /s/  DEBORAH A. REESE
                                          ------------------------------------
                                          (Signature)

                                          Deborah A. Reese
                                          ------------------------------------
        [SEAL]                            (Print Name)
                                          Notary Public, in and for the State
                                          of NY, residing at Queens
                                          My Commission Expires 1-20-00

STATE OF WASHINGTON  )
                     )ss.
COUNTY OF KING       )

      I certify that I know or have satisfactory evidence that William D. St. John is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the President of Nutraceutix, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated: 6-3-98                       /s/  LAURA L. SHAFFER
                                          ------------------------------------
                                          (Signature)

                                          Laura L. Shaffer
                                          ------------------------------------
        [SEAL]                            (Print Name)
                                          Notary Public, in and for the State
                                          of Washington, residing at Renson
                                          My Commission Expires 10-6-2001

                              MEMORANDUM OF LEASE


THIS MEMORANDUM OF LEASE is entered into between PACIFIC BELLEVUE DEVELOPMENTS, a joint venture comprised of Continental Pacific, Inc. and First City Investments, Inc., (hereinafter referred to as "Landlord"), and BIO TECHNIQUES LABORATORIES, INC., (hereinafter referred to as "Tenant").


                                    RECITALS:

WHEREAS, Landlord and Tenant have heretofore entered into a Lease Agreement dated March 8, 1991, (hereinafter called the "Lease"), wherein Landlord leased to Tenant a portion of that certain parcel of real property legally described on Exhibit A, attached hereto, commonly known as Westpark Building L, 8340 154th Avenue N.E., Redmond, Washington, 98052.

AND WHEREAS, Landlord and Tenant desire to execute this Memorandum of Lease in order to provide a document for recording purposes evidencing the Lease between Landlord and Tenant.

NOW, THEREFORE, Landlord and Tenant state and acknowledge as follows:

1. Lease. Landlord hereby leases to Tenant pursuant to that certain Lease dated March 8, 1991, a portion of that certain parcel of real property legally described on Exhibit A, attached hereto and incorporated herein by reference, commonly known as Westpark Building L, 8340 154th Avenue N.E., Redmond, Washington, 98052. This Memorandum of Lease is prepared to evidence the existence of said Lease, but is not intended as a modification of said Lease. Said Lease is and remains in full force and effect. This document is prepared only to identify and acknowledge the existence and term of the Lease and to identify the real property involved, and is not to be construed as the Lease between Landlord and Tenant, nor as a summary of all of the terms and conditions of the Lease.

2. Lease Term. The term of the Lease commences on June 1, 1991, and unless sooner terminated pursuant to the provisions of the Lease, terminates on November 30, 1996.


Dated:     March 8, 1991


TENANT:

BIO TECHNIQUES LABORATORIES, INC.


By:    /s/   WILLIAM D. ST. JOHN
   --------------------------------------

Title:     Bio Techniques President
      -----------------------------------


                                                        Landlord Initials: _____
                                       1                  Tenant Initials: _____

LANDLORD:

PACIFIC BELLEVUE DEVELOPMENTS
By:   Continental Pacific, Inc.


By: /s/ STEPHEN W. WILSON
    -------------------------------
            STEPHEN W. WILSON

Title:      VICE PRESIDENT
       ----------------------------



By:   First City Investments, Inc.



By: /s/ IRENE J. LEONARD
    -------------------------------
            IRENE J. LEONARD

Title:      VICE PRESIDENT
       ----------------------------


By: /s/ DANIEL W. PEPLINSKI
    -------------------------------
            DANIEL W. PEPLINSKI

Title:      SENIOR CONTROLLER
       ----------------------------




                                                   Landlord Initials: _______

                                                   Tenant Initials: _________

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

                             WESTPARK BUILDING "L"

Lot 4 of City of Redmond Short Plat Number SS-85-11R, recorded under Recording Number 8912190943, said Short Plat being a revision of short plat recorded under Recording Number 8512260700, said short plat being a subdivision of the east half of the southwest quarter of Section 2, Township 25 north, Range 5 east, Willamette Meridian, in King County, Washington;

Except those portions of said lots conveyed to the City of Redmond by deed recorded under Recording Number 8810070396 and 8907120649.





                                                  Landlord Initials: ______
                                                  Tenant Initials:   ______

STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

I certify that I know or have satisfactory evidence that William D. St. John is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of BIO TECHNIQUES LABORATORIES, INC., to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

Dated: March 12, 1991

/s/ JONNA S. VALENTINE
----------------------
Notary Public in and for the State of Washington,       [SEAL]
Residing at: Redmond
My Appointment Expires: 8/26/91


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

I certify that I know or have satisfactory evidence that Stephen W. Wilson is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute said instrument as Vice President of CONTINENTAL PACIFIC, INC., Joint Venturer, on behalf of PACIFIC BELLEVUE DEVELOPMENTS, a joint venture, and acknowledged said instrument as the Vice President of CONTINENTAL PACIFIC, INC., Joint Venturer, to be the free and voluntary act of such corporation and joint venture for the uses and purposes mentioned in said instrument.

Dated: March 15, 1991

/s/ JONNA S. VALENTINE
----------------------
Notary Public in and for the State of Washington,       [SEAL]
Residing at: Redmond
My Appointment Expires: 8/26/91


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

I certify that I know or have satisfactory evidence that Irene J. Leonard and Daniel W. Peplinski are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to


                                                  Landlord Initials: ______
                                                  Tenant Initials:   ______
execute said instrument as Vice President and Senior Controller, respectively of FIRST CITY INVESTMENTS, INC., Joint Venturer, on behalf of PACIFIC BELLEVUE DEVELOPMENTS, a joint venture, and acknowledged said instrument as the Vice President and Senior Controller, respectively, of FIRST CITY INVESTMENTS, INC., Joint Venturer, to be the free and voluntary act of such corporation and joint venture for the uses and purposes mentioned in said instrument.

Dated: March 25, 1991

/s/ Illegible
----------------------
Notary Public in and for the State of Washington,
Residing at: Seattle
My Appointment Expires: 4/30/92




                                                  Landlord Initials: ______
                                                  Tenant Initials:   ______

                                INDUSTRIAL LEASE

1.    PARTIES

      This Lease, dated March 8, 1991, for reference purposes only, is made by and between PACIFIC BELLEVUE DEVELOPMENTS, a joint venture comprised of Continental Pacific, Inc. and First City Investments, Inc., ("Landlord"), and BIO TECHNIQUES LABORATORIES, INC., ("Tenant").

2.    PREMISES

      Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions set forth herein, that certain premises (the "Premises") delineated on the site and space plans attached hereto as Exhibit
A, together with the right to use all appurtenances thereunto. The Premises are located in a building commonly known as Westpark Building L ("Building") on that certain real property legally described on Exhibit B, attached hereto (the "Real Property").

      For purposes of this Lease, it is agreed that the Premises will contain 15,893 rentable square feet, constituting thirty-one and seven-tenths percent (31.7%) of the total rentable square feet of the Building (herein "Tenant's Square Foot Percentage"), and that the Building contains or will contain upon completion 50,144 rentable square feet. The Premises are measured using "drip line" and consist of 9,405 square feet on the first floor and 6,488 square feet on the second floor.

3.    TERM

      3(A) Lease Term. The term of this Lease (the "Lease Term") consists of the Initial Term as defined in Paragraph 3(B) below and any Extended Terms which may be provided for by an Addendum attached hereto.

      3(B) Initial Term. The Initial Term of this Lease (the "Initial Term") shall be for sixty-six (66) months, commencing on the 1st day of June, 1991, (the "Commencement Date") and ending at midnight of the 30th day of November, 1996, unless terminated as provided elsewhere in this Lease.

4.    POSSESSION

      4(A) Possession. Except as provided in Paragraph 4(B) below, Tenant shall be entitled to possession of the Premises on the Commencement Date.

      4(B) Delayed Possession. Notwithstanding the Commencement Date set forth in Paragraph 3(B) above, if the Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on that date, for all purposes, the Commencement date shall be extended until Landlord delivers possession of the Premises to Tenant. In such event, this Lease shall not be void or voidable, and the Landlord shall not be liable to Tenant for any resulting loss or damage. In such event, the ending date of the Initial Term as set forth in Paragraph 3(B) above shall not be extended. If the Tenant, for any reason whatsoever, delays occupancy, the Commencement Date shall not be extended. If the Premises are not substantially complete by July 1, 1991, due to Landlord delays, then Landlord shall provide Tenant with one day of rental abatement for each day after July 1, 1991 that occupancy is delayed. All punch list items are to be completed in a reasonable time period.

5.    MINIMUM RENT

      Except as set forth below, Tenant agrees to pay to Landlord at c/o Morris Piha Management Group, Inc., P.O. Box 7389, Bellevue, Washington, 98008-1389, or to such

                                                Landlord Initials: _____
                                                Tenant Initials:   _____
other parties or at such other place as Landlord may hereafter designate in writing to Tenant, as Minimum Rent ("Minimum Rent"), without offset or deduction, the sum of SIXTEEN THOUSAND FIVE HUNDRED TWENTY-EIGHT AND 72/100 DOLLARS ($16,528.72) per month, in lawful money of the United States of America. Commencing June 1, 1994, the amount of monthly Minimum Rent due hereunder shall increase by eight percent (8%) to SEVENTEEN THOUSAND EIGHT HUNDRED FIFTY-ONE AND 02/100 DOLLARS ($17,852.02). Except as provided below, Tenant shall pay the monthly Minimum Rent in advance on the first day of each and every month during the Lease Term. If the Initial Term commences on any day other than the first day of the month, the Minimum Rent for the first partial month of the Initial Term shall be payable in advance on the first day of the Initial Term, and shall be prorated in proportion to the number of days of such month which are included in the Initial Term. As partial consideration for the execution of this Lease, Tenant has paid to Landlord the sum or THIRTY-THREE THOUSAND FIFTY-SEVEN AND 44/100 DOLLARS ($33,057.44). Said sum shall be credited toward the payment of the Minimum Rent for the first and second months of the Initial Term. If the Tenant fails to comply fully with and perform all of the terms of this Lease, said sum shall automatically be converted into an additional security deposit to be disposed of in accordance with the terms of Paragraph 6. Notwithstanding the above, the amount of monthly Minimum Rent for the third through the seventh months of the Initial Term shall be abated.

6.    SECURITY DEPOSIT

      Tenant has deposited with Landlord the sum of SIXTEEN THOUSAND FIVE HUNDRED TWENTY-EIGHT AND 72/100 DOLLARS ($16,528.72) ("Security Deposit") as security for Tenant's faithful performance of its obligations under this Lease. If Tenant defaults in any material obligation under this Lease, including, but not limited to, the payment of rent or other charges, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other charge in default, or for the payment of any such sum which Landlord may spend or become obligated to spend by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within fifteen (15) days after written demand therefore, deposit with Landlord cash in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant fully and faithfully performs all of Tenant's obligations under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease Term within fifteen (15) days after Tenant has vacated the Premises. If Landlord's interest in this Lease is terminated, Landlord shall transfer said deposit to Landlord's successor in interested.

7.    COMMON AREAS

      7(A) Areas. Landlord shall make available such areas and facilities for the common use of all tenants of the Building (including, but not limited to, parking areas, driveways, truckways, delivery passages, truck-loading areas, access and egress roads, walkways and landscaped and planted areas) as Landlord shall deem appropriate ("Common Areas"). The roof and exterior walls of the Building and the utility systems up to the boundaries of the Premises are Common Areas. Landlord or its agents shall operate, manage, equip, light, repair, replace and maintain the Common Areas for their intended purposes in such manner as Landlord shall reasonably, in its sole discretion, determine. Landlord may, from time to time, change the size, location, nature and use of any Common Area and make installations therein and move and remove the same, provided that Tenant's access to the Premises and parking are not materially altered. All reasonable expenses in connection with the Common Areas are Operating Expenses for the purposes of Paragraph 8 below.

      7(B) Rights. Tenant and its employees, agents and invitees shall have the non-exclusive right (in common with other tenants of the Building and Landlord) to use the


                                                   Landlord Initials:
                                                                      ----------
                                                     Tenant Initials:
                                                                      ----------

Common Areas, subject to any reasonable Rules pursuant to Paragraph 20. Landlord's Rules may include the designation of specific areas in which cars owned by Tenant, its employees and agents must be parked. Landlord may, at any time, temporarily close any Common Areas for reasonable periods of time due to construction, maintenance, repair or changes to any part of the Building or Real Property, with prior notice to Tenant.

      7(C) Parking. Tenant shall be entitled to use, on a non-reserved basis, a prorated share of available parking. Tenant's prorated share shall be determined by comparing the rentable square feet of the Premises to the rentable square feet in the Building and any other adjacent buildings that will be using the available parking. Tenant shall not at any time unreasonably interfere with the rights of Landlord or of other tenants of the Building or other adjacent buildings or invitees of the same to use any of the parking areas.

8.    ADDITIONAL RENT

      8(A) Additional Rent. In addition to the Minimum Rent, Tenant shall pay to Landlord Tenant's prorata share of the Operating Expenses as "Additional Rent" as required by Paragraph 8(E) below. Tenant's prorata share of the Operating Expenses shall be that portion of the Operating Expenses that bears the same relationship to the total Operating Expenses as the rentable square feet of the Premises bears to the total rentable square feet contained or to be contained in the Building.

      8(B) Lease Year. For the purpose of determining the Additional Rent pursuant to this Paragraph 8, "Lease Year" shall be defined as each calendar year during the Lease Term; provided, however, that the first Lease Year shall commence on the Commencement Date and continue for the remaining portion of that calendar year, and the final Lease Year shall be that portion of the final calendar year prior to the termination of this Lease.

      8(C)   Operating Expenses. For the purposes of determining the Additional
Rent to be paid by Tenant for each Lease Year pursuant to this Paragraph 8, "Operating Expenses" shall be defined as any and all reasonable costs of management, operation, maintenance and repair of the Building, and the Common Areas and the Real Property applicable to that Lease Year, except as specified below. Operating Expenses shall include, by way of illustration, but not limitation: real property taxes, real property assessments with interest payable over the maximum permissible period, personal property taxes on Common Area Improvements, all costs of utilities (including sewer, garbage, water and electricity) provided by Landlord and not charged separately to a specific Tenant pursuant to the terms of Paragraph 18 below, all premiums for special form property insurance, liability insurance, and any other insurance Landlord may reasonably deem to be necessary or appropriate, any elevator maintenance or repair, all maintenance and repair reasonably required to be performed by Landlord pursuant to Paragraphs 7 and 12 or undertaken by Landlord in the exercise of its reasonable discretion, accounting and legal fees incurred in the management of the Building (with the exception of those fees attributable to another tenant by virtue of a direct tenant-related cause of action), any reasonable management fees paid by Landlord to independent managers or a fee for Landlord's management equal to five percent (5%) of the sum of the Minimum Rent and Additional Rent charged by Landlord for all premises in the Building, the cost of all capital improvements required by governmental agencies following completion of the Building and not to be paid by Tenant pursuant to Paragraph 10, amortized over the useful life thereof, the cost of all capital improvements which reduce Operating Expenses, and all labor, supplies, materials and equipment required to perform any work the cost of which is an Operating Expense. Any reasonable alteration or improvement or repair that costs more than $20,000 shall be deemed to be a capital improvement. The cost of all capital improvements and any sales tax thereon shall be financed, if possible. If it is financed, Operating Expenses shall include only the aggregate amount of financing payments incurred for the applicable Lease year. If it is not financed, the cost, any sales tax and interest paid thereon shall be amortized over the useful life of the capital improvement. In such event, Operating Expenses shall include only the amortized amounts applicable to that Lease Year. Operating Expenses shall not include: depreciation of the Building or


                                                  Landlord Initials:
                                                                     ----------
                                                    Tenant Initials:
                                                                     ----------
equipment located therein, Landlord's Building purchase or original construction loan payments, real estate brokers' commissions, utilities, maintenance or repairs charged separately to a specific tenant pursuant to Paragraphs 12 and 18; and the cost of repairs reimbursed by insurance, executive salaries if not directly related to managing the Building, marketing and advertising fees and penalties due to the violation of law by Landlord or other tenants. Operating Expenses paid or incurred by Landlord in connection with any calendar period that is longer than the applicable Lease Year shall be prorated. Landlord will not arbitrarily raise the insurance coverage limits to unreasonable amounts, and will make its best efforts to keep the Operating Expenses as economical as possible without compromising the maintenance and quality of the project. Annual percentage increases in Tenant's Operating Expenses shall not exceed the corresponding annual percentage increase in the Consumer Price Index, for all Operating Expenses except taxes and insurance.

      8(D) Statements. Landlord shall endeavor to give to Tenant, on or before the first day of March of each year during the Lease Term: (1) an Estimated Additional Rent Statement setting forth any estimated Additional Rent, if any, for the 12-month period immediately following the period covered by the last Estimated Additional Rent Statement; and (2) a statement ("Additional Rent Statement") of the Operating Expenses and Additional Rent, if any, payable and/or paid by Tenant for the prior Lease Year. Failure of Landlord to give Tenant an Estimated Additional Rent Statement or Additional Rent Statement by the first day of March shall not constitute a waiver by Landlord of its right to receive such Additional Rent.

      8(E) Payments. Tenant shall pay to the Landlord, concurrently with each Minimum Rent payment, an Estimated Monthly Additional Rent Payment. The amount of the Estimated Monthly Additional Rent Payment shall be the amount of the monthly payment set forth in the last Estimated Additional Rent Statement received by Tenant.

      Except as specified below, if the total of the Estimated Monthly Additional Rent Payments, if any, paid by Tenant for a Lease Year is more or less than the Additional Rent payable by Tenant for that Lease Year, as shown on the applicable Additional Rent Statement, any excess shall be credited toward the Estimated Monthly Additional Rent Payments next coming due and any deficiency shall be paid by Tenant to Landlord within thirty (30) days after Tenant receives the Additional Rent Statement. Even though the Lease Term has expired and Tenant has vacated the Premises, when Landlord makes the final determination of the Additional Rent for the final Lease Year, Tenant shall immediately pay to Landlord any amounts due, and Landlord shall immediately refund any overpayment made by Tenant.

      8(F) Documentation of Additional Rent. Tenant shall have the right to review Landlord's books and records regarding Additional Rent by appointment and at the location where such records are normally kept. Landlord will provide Tenant with copies of such records upon Tenant's request after such review, and at Tenant's sole cost and expense. Tenant shall have the right to have any arithmetic errors in the calculation of its Additional Rent corrected. However, Tenant shall not delay the payment of, or offset against, any amounts due to Landlord from Tenant under the terms of this Lease because of Tenant's request for review, a pending review or a pending correction of arithmetic errors pursuant to this Paragraph.

9.    USE

      Tenant covenants that at all times during the Lease Term and such further time as Tenant occupies the Premises or any part thereof:

      9(A) Permitted Uses. Tenant shall use the Premises for administration, research and development, manufacturing, warehouse and related uses and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

                                                Landlord Initials: __________

                                                Tenant Initials: ____________

     9(B)   Restricted Uses.   Tenant shall comply with any and all reasonable
Rules created by Landlord pursuant to Paragraph 20 relating to restrictions on the use of the Premises, Building or Real Property.


10.     COMPLIANCE WITH LAW

     Tenant shall not use or permit the Premises, the Building or the Real Property to be used in any way which will be in violation of any applicable law, ordinance, rule or regulation of any governmental entity. Tenant shall, at its sole cost and expense, promptly comply with all such laws, ordinances, rules and regulations relating to the condition, use or occupancy of the Premises, excluding only: (1) making structural changes which are not related to or affected by Tenant's improvements or acts or the nature of Tenant's business; or
(2) any alteration of the Premises required to comply with any such laws, ordinances, rules and regulations now in force. Notwithstanding the terms of Paragraph 11, Landlord's consent shall not be required for any alteration of the Premises required by this Paragraph, but Tenant shall comply with all other terms of Paragraph 11 in making such alterations. The final judgment of any court of competent jurisdiction or an admission by Tenant, in any action against Tenant, whether Landlord is a party to the action or not, that Tenant has violated any such law, ordinance, rule or regulation shall conclusively establish a default under this Paragraph 10. Any default under this Paragraph 10 shall be a material default under this Lease.

11.     ALTERATIONS AND ADDITIONS

     Tenant shall not make or permit any alteration, addition or improvement to or of any part of the Premises in excess of $5,000 without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall pay any and all reasonable costs incurred by Landlord in reviewing and evaluating any request for the consent required by this Paragraph. Any alteration, addition or improvement consented to by Landlord shall be made in a good and workmanlike manner at Tenant's sole cost and expense and shall comply with all applicable laws, codes, ordinances, rules and regulations. Tenant shall obtain Landlord's prior written approval of any contractor or entity selected by Tenant to perform the work, which approval shall not be unreasonably withheld or delayed. All alterations, additions or improvements per the original tenant improvement plans attached hereto as Exhibit A that Landlord provides (including, but not limited to, wall and window covering, paneling and built-in cabinet work, but excepting moveable furniture and trade fixtures) shall at once become a part of the realty, belong to the Landlord and shall be surrendered with the Premises unless Landlord demands their removal as set forth below. Upon the expiration or sooner termination of the Lease Term, Tenant shall, at Tenant's sole cost and expense, with all due diligence, remove any alterations, additions or improvements made by Tenant and designated by Landlord to be removed; provided Landlord gives Tenant not less than thirty (30) days advance written notice. Tenant shall, at its sole cost and expense, repair any damage to the Premises caused by such removal. Removal of tenant improvements shall not include those improvements made by Landlord in behalf of Tenant. Landlord acknowledges that Tenant will be placing and installing numerous pieces of equipment and fixtures in the Premises which will remain the property of the Tenant. Tenant also agrees to repair any damage, at its sole cost and expense, caused by the removal of such equipment and fixtures.

12.     REPAIRS

     12(A)   Acceptance.   By taking possession of the Premises, Tenant shall be
deemed to have accepted the Premises as being in good and sanitary order, condition and repair, subject to completion of punchlist items, if any.

     12(B)   Landlord's Obligations.   Landlord shall maintain and repair: the
Common Areas, the roof, the footings, floor slab, structural elements of the exterior walls of the

                                                Landlord Initials: __________

                                                Tenant Initials: ____________
covenant shall not waive, release or discharge the assignee or sublessee from its liability for performance of the Tenant's obligations under this Lease.

     14(B) Costs. Tenant shall reimburse Landlord for all reasonable attorneys' fees and other costs incurred by Landlord in connection with the review of and preparation of documents incident to any request by Tenant for Landlord's consent, whether or not Landlord gives its consent.

     14(C) Rents. Notwithstanding the above, Tenant acknowledges that Landlord will not consent to any assignment of this Lease or any sublease of all or any portion of the Premises at a Minimum and Additional Rent less than that then being paid by Tenant to Landlord under this Lease. If Landlord consents to any assignment or sublease in which the value of the consideration to be received by Tenant for such assignment or sublease exceeds the balance of the Minimum and Additional Rent to be paid by Tenant to Landlord during the rest of the Lease Term, forty percent (40%) of such excess shall be paid to Landlord. The value of the consideration to be received by Tenant shall be reasonably determined by Landlord and Tenant. Landlord shall have the right to review the assignment or sublease for the purpose of determining the value of such consideration. In making its determination, Landlord shall deduct from the total consideration to be received any leasing commissions, rental paid by Tenant during any period during which the Premises were vacant, the unamortized portion of Tenant's contribution to over-standard tenant improvements, if any, and any other reasonable out-of-pocket expenses of Tenant incurred in connection with such subleasing or assignment. Any amounts to be paid by Tenant to Landlord pursuant to the terms of this Paragraph 14 shall be paid as and when received by Tenant, but not later than the date this Lease terminates.

     14(D) Included Transfers. If Tenant is a corporation, any transfer of this Lease by merger, consolidation, reorganization or dissolution shall constitute a transfer for the purposes of this Paragraph 14. If Tenant is a corporation, any change in the ownership of, or power to vote a percentage of Tenant's now-outstanding stock which results in a change of controlling persons, or any transfer of all or substantially all of the assets of Tenant shall constitute a transfer for the purposes of this Paragraph. If Tenant is a partnership, any partial or total withdrawal of any of the present general partners, and any transfer by a general partner of all or part of his partnership interest, shall constitute a transfer for the purposes of this Paragraph.

     14(E) Permitted Transfers. Notwithstanding anything in this Paragraph 14 to the contrary, Tenant may assign this Lease or sublet the Premises to a partnership in which the Tenant is a general partner or to a corporation in which Tenant owns not less than 51% of the equity interest. No such assignment or subletting shall relieve the Tenant or any guarantor hereof from any liability under this Lease. If the Tenant later ceases to be a general partner of such an assignee or subtenant or ceases to own at least 51% equity interest in such corporate assignee or subtenant, such change shall constitute a transfer which requires Landlord's consent.

     14(F) Judicially-Imposed Assignment. If the non-assignment provisions of this Paragraph 14 are deemed to be unenforceable in any bankruptcy proceeding, Landlord and Tenant agree that a showing of adequate assurance of future performance by a prospective assignee of this Lease must include, without limitation, clear and convincing evidence that: (i) Landlord will receive the full benefit of each and every term of its bargain in this Lease, except for the nonassignment and related termination clauses, but including Paragraph 14(C); (ii) the Premises will continue to be used solely for the permitted use set forth in Paragraph 9(A); (iii) a judicially-imposed assignment will not cause an acceleration or increase in the interest rate, or fees in connection with, any indebtedness of Landlord secured by Landlord's interest in the Real Property or this Lease; and (iv) the prospective assignee has the means, expertise and experience to operate the business to be conducted upon the Premises in a first-class manner.

                                                Landlord Initials: __________

                                                Tenant Initials: ____________

15.   HOLD HARMLESS

      Tenant agrees to indemnify and hold Landlord and its agents harmless from any and all claims arising from, in connection with or related to: Tenant's use of the Premises, the Building or the Real Property; the conduct of Tenant's business; or any activity, work or other thing done or permitted by the Tenant on the premises, in the Building or on the Real Property, whether or not such claims are due in whole or in part to Tenant's negligence, unless other insurances are involved. Tenant further agrees to indemnify and hold Landlord harmless from any and all claims arising from, in connection with, or related to any default by Tenant in the performance of its obligations under this Lease, or any act, omission or neglect of the Tenant, its agents or invitees. Tenant further agrees to indemnify and hold Landlord harmless from all costs (including, but not limited to, reasonable attorneys' fees) incurred by Landlord in connection with its defense against any claim made against the Landlord as to which Tenant has indemnified Landlord pursuant to this Paragraph
15. Tenant shall give prompt notice to Landlord of any casualty or accident in the Premises. Upon notice by Landlord, Tenant, at Tenant's expense,shall defend Landlord in any action or proceeding brought against Landlord by reason of any such claim. Landlord shall likewise hold Tenant harmless from any and all claims due to Landlord's negligence.

      Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of, and waives and releases all claims for, any damages to person or property sustained by Tenant or any person claiming through Tenant, which damages result from any accident or occurrence in or upon the Premises, the Building, or the Real Property from any cause whatsoever (except where caused by the negligence of Landlord, its agents or invitees). Such claims shall include, but not be limited to, claims resulting from: (a) any equipment or appurtenances, including the HVAC system becoming out of repair; (b) injury done or occasioned by wind; (c) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or insulation thereof; (d) any defect in or failure of gas, water and steam pipes, stairs, railings or walks;
(e) broken glass; (f) the backing up of any sewer pipe or downspout; (g) the bursting, leaking or running of any HVAC system, tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Premises, the Building or the Real Property; (h) the escape of steam or hot water; (i) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Premises, the Building or the Real Property; (j) the failing of any fixture, plaster, tile or stucco; or (k) any act, omission or negligence of co-tenants, licensees or any other persons or occupants of said Building.

16.   SUBROGATION

      As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive any and all of their respective rights of recovery against each other or against any other tenant or occupant of the Building, or against any of their officers, agents or invitees, for any loss to person(s) or property, which loss is insured by fire, extended coverage or other property insurance policies existing for the benefit of the respective parties to the extent of the insurance proceeds received therefor. Each party shall apply to its insurers to obtain said waiver. Each party shall obtain any special endorsements, if required by its insurer, to evidence compliance with the aforementioned waiver.

17.   INSURANCE

      17(A) Liability Insurance. During the Lease Term, Tenant shall, at Tenant's expense, obtain and maintain a commercial general liability insurance policy (or its equivalent) insuring, as named insureds, Tenant, and as additional insureds, the Landlord and Landlord's lender, as their interest may appear. The minimum combined single limit of said insurance shall not be less than $1,000,000 for injury or death, for any one accident and for property damage. Landlord may increase or decrease the required limit as it deems reasonably necessary based upon periodic insurance reviews. The insurance required by this Paragraph shall be on an occurrence basis. If Tenant is unable to obtain said insurance on

                                                     Landlord Initials: _______

                                                     Tenant Initials: _________
an occurrence basis, it may be on a claims-made basis, provided that, in addition, Tenant, at Tenant's expense, obtains an Owner's Protective Policy, issued in the name of Landlord only, which is on an occurrence basis for the limits required by this Paragraph 17. Any such policy shall be written as a primary policy (unless there are other insurances involved) not contributing with and not in excess of coverage which Landlord may carry.

     17(B) Personal Property Insurance. During the Lease Term, Tenant shall, at Tenant's expense, obtain and maintain a special form policy of property insurance (or the equivalent) covering all of Tenant's personal property, including, but not limited to, Tenant's furniture, fixtures, equipment and inventory, in the amount of its full replacement cost.

     17(C) General Terms. Tenant shall obtain the insurance required by Paragraph 17(A) from companies reasonably acceptable to Landlord. Before occupying the Premises, Tenant shall deliver to Landlord a copy of the insurance policies required by Paragraph 17(A), or certificates evidencing the existence and amount of such insurance. If required, Tenant shall deliver a copy of the original policy or certificate to Landlord's lender. Not later than ten (10) days before the expiration of any such policy, the Tenant shall deliver to Landlord evidence that the insurance required by Paragraph 17(A) has been continued. The policies shall not be cancelable or subject to reduction of coverage until after using its best efforts to provide thirty (30) days prior notice to Landlord and Landlord's lender, if any. If Tenant fails to maintain the required insurance, Landlord may, but is not required to, procure the same at Tenant's expense.

18.  SERVICES AND UTILITIES

     18(A) Installation and Option to Supply. Landlord agrees that it will supply the Premises with facilities for: the delivery to and distribution within the Premises of water, electricity, telephones and other common utilities, and the removal of sewage. Landlord is not obligated to supply facilities to make gas available to the Premises. Landlord may cause as many utility services to be separately metered to the Premises as Landlord reasonably deems necessary.

     18(B) Payment. Tenant shall pay for all water, gas, heat, light, power, sanitary and storm sewer charges, telephone service and all other services and utilities supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, the cost of such services shall be included in Operating Expenses and Tenant shall pay its prorata share thereof pursuant to Paragraph 8. The interruption or impairment of any utility services caused or necessitated by repairs, improvements or hazards or occurrences beyond Landlord's control shall not give Tenant any claim for damages against Landlord or any right to abate its Minimum Rent or Additional Rent or any other obligations hereunder. Landlord shall not be liable under any circumstances for a loss of or injury to Tenant's property or business, however occurring, in connection with or incidental to failure of any utilities, unless such failure is a result of the negligence of Landlord, its employees, agents or invitees.

19.  PERSONAL PROPERTY TAXES

     Tenant shall pay, before delinquency, any and all taxes levied or assessed and payable during the Lease Term upon all of Tenant's equipment, furniture, fixtures, and any other personal property located in the Premises. If any of the same are assessed and taxed with the Building or Real Property, Tenant shall pay to Landlord its share of such taxes prior to delinquency after receipt of a written statement setting forth the amount of such taxes that Landlord has determined are applicable to Tenant's property.

20.  RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with all recorded covenants, conditions and restrictions affecting the Premises, all reasonable rules and regulations and all rules and


                                                     Landlord Initials: _______

                                                     Tenant Initials: _________
regulations that the Landlord may reasonably, from time to time, make to facilitate the reasonable operation of the Building or the complex in which it is located or to comply with the requirements of any governmental entity or insurance company (collectively called "Rules"). Landlord reserves the right to modify the Rules from time to time, with written notice to Tenant of such modification. The Rules and any modifications shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other tenants or occupants to comply with the Rules. Landlord may not make any rules or regulations that prohibit Tenant from conducting Tenants normal course of business.

21.  HOLDING OVER

     If Tenant remains in possession of the Premises or any part thereof after the expiration of the Lease Term with the express written consent of Landlord (which consent may be granted, or reasonably withheld or conditioned in the sole discretion of Landlord), such occupancy shall be a tenancy from month to month at a Minimum Rent in an amount equal to 120% of the last monthly Minimum Rent, plus all Additional Rent and other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

22.  ENTRY BY LANDLORD

     Landlord reserves the right to enter the Premises to inspect the same, to show the Premises to prospective purchasers or tenants, to perform any alterations, improvements, repairs or maintenance, to provide any services that Landlord may reasonably deem necessary or desirable, and to do any other act permitted under this Lease. All such entries shall be made at reasonable times and with twenty-four (24) hours' prior notice to Tenant, and shall be made during business hours, unless otherwise permitted by Tenant, or in case of emergency. Landlord may erect scaffolding and any other structures reasonably required by the nature of any work being performed by Landlord. Landlord shall, at all times, retain a key with which to unlock all of the doors in the Premises, (excluding Tenant's vaults, safes and files). No entry by Landlord shall be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from all or any portion of the Premises.

23.  RECONSTRUCTION

     Except as provided below, if the Premises are damaged by fire or other cause covered by Landlord's property insurance, Landlord agrees to repair the same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Minimum Rent and Additional Rent from the date of damage until the repairs are completed. The proportionate reduction shall be based upon the extent to which such damage materially interferes with the business carried on by the Tenant in the Premises.

     Landlord shall have the option either to repair and rebuild the Premises or to terminate this Lease as provided herein if the Premises or any other portion of the Building are damaged: (a) as a result of any cause not covered by Landlord's insurance; (b) and insurance proceeds are insufficient to fully pay for repair or restoration; (c) to the extent of more than twenty-five percent (25%) of the then complete replacement cost thereof; (d) such that the repair or restoration thereof, in Landlord's opinion, cannot be completed within six (6) months of the damage; or (e) during the last twelve (12) months of the Lease Term. Landlord shall exercise its option to terminate this Lease by giving to Tenant, at any time within sixty (60) days after the damage, written notice of its election to terminate this Lease as of a date specified in the notice. The termination date specified shall not be less than thirty
(30) nor more than sixty (60) days after the date of the notice. If Landlord fails to give notice within said sixty (60) days, it shall be deemed to have elected to repair or restore the damage. If Landlord terminates this Lease as provided, this Lease shall automatically terminate on the date specified in Landlord's notice. Neither party shall have


                                                  Landlord Initials: ______
                                                  Tenant Initials:   ______
any further liability to the other, except for obligations which were accrued and unpaid as of the date of damage, and except that Landlord shall return the security deposit to Tenant.

        This Lease shall remain in full force and effect if Landlord elects to repair the damage, or until the termination date specified in the notice of termination, as applicable, except that the Minimum Rent shall be proportionately abated from the date of damage until the repairs are completed, or until the specified termination date, as applicable. Such proportionate abatement shall be based upon the extent to which the damage materially interferes with the business carried on by the tenant, in the mutual judgment of both Landlord and Tenant, in the Premises.

        Landlord shall not be required to repair or replace any leasehold improvements, fixtures or other personal property of Tenant, all of which shall be repaired or replaced promptly by Tenant.

24.     EMINENT DOMAIN

        If any portion of the Premises is taken or appropriated by any public or quasi-public authority under the power of eminent domain, or is purchased by the condemnor in lieu thereof, either party shall have the right to terminate this Lease upon thirty (30) days' written notice given to the other party with said termination being the date that possession is surrendered to the condemnor. If neither party elects to terminate, the Minimum Rent and Additional Rent thereafter to be paid shall be equitably reduced. If any part of the Building or Real Property other than the Premises is so taken or appropriated, or is purchased by the condemnor in lieu thereof, Landlord shall have the right, at its option, to terminate this Lease upon thirty (30) days' written notice to Tenant given within sixty (60) days after the date that possession is surrendered to the condemnor. Tenant shall be entitled to receive all portions of any condemnation award or settlement which are attributable to Tenant's moving costs or the unamortized portion of any tenant improvements that were paid for by Tenant other than through payments in any form, including rent, to the Landlord. Landlord shall be entitled to receive all other portions of any condemnation award or settlement.

25.     TENANT'S DEFAULT

        The occurrence of any one or more of the following events shall constitute default under this Lease by Tenant:

        25(A)   Abandonment. Tenant's abandoning the Premises, and the Tenant is delinquent in its rental obligations.

        25(B)   Unauthorized Conveyance. Any action by Tenant that violates the terms of Paragraph 14.

        25(C)   Fifteen-Day Cure Period. Tenant's failure to cure any of the following within fifteen (15) days after receiving written notice thereof:

                (i) Tenant's failure to make any payment required to be made by Tenant as and when due;

                (ii) Any change in Tenant's use of the Premises in violation of Paragraph 9(A);

                (iii) Any alteration, addition or improvement of or to the Premises without Landlord's prior written consent, as so required per Paragraph 11;

                (iv) Tenant's failure to procure or maintain the insurance required under Paragraph 17;



                                                  Landlord Initials: ______
                                                  Tenant Initials:   ______

                (v)     Tenant's violation of any of the Rules; or

                (vi) Tenant's failure to deliver its statement as and when required by Paragraph 28.

        25(D) Thirty-Day Cure Period. Tenant's failure to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than those described above, for a period of thirty (30) days after written notice thereof is received by Tenant; provided that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant's commences such cure within the thirty (30) day period and diligently prosecutes the cure to completion.

        25(E)   Financial Distress. The making by Tenant or any guarantor
hereof of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant or any guarantor of a petition to have Tenant or such guarantor adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or any guarantor, the same is dismissed or stayed within sixty (60) days); the appointment of a trustee or a receiver to take possession of all or any part of Tenant's or any guarantor's assets or of Tenant's interest in this Lease, where possession is not restored to Tenant or the guarantor within thirty (30) days; or the entry of final judgment against Tenant or any guarantor if such judgment is not satisfied or otherwise discharged within thirty (30) days. Tenant shall immediately notify Landlord upon the occurrence of any event described in this Paragraph 25(E) before the running of any of the time periods provided herein.

26.     REMEDIES IN DEFAULT

        At any time after Tenant defaults under the terms of this Lease, Landlord may:

        26(A)   Terminate Possession. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord because of Tenant's default, including, but not limited to: the cost of recovering possession of the Premises; expenses of reletting (including all costs of making renovations and/or alterations for reletting); reasonable attorneys' fees and costs; all costs incurred by Landlord in connection with any receivership to protect the Premises or Landlord's interest under this Lease; the value at the time of award of the amount by which the unpaid rent (including late charges and interest as provided below) payable by Tenant exceeds the amount of rental loss that could reasonably be avoided; and the portion of any leasing commission applicable to the unexpired term of this Lease. Tenant agrees that Landlord shall not be required to, but may, at its option, make any reasonable renovations or alterations to the Premises in connection with reletting to mitigate damages it may suffer.

        26(B)   Maintain Possession. Maintain Tenant's right to possession, in which case this Lease shall continue in effect. In such event, Landlord shall be entitled to enforce all of the Landlord's rights and remedies under this Lease, including the right to receive Minimum and Additional Rent and any other amounts as they may become due; or

        26(C)   Other Remedies. Pursue any other remedy now or hereafter
available to Landlord under the laws or judicial decisions of the State in which the Premises are located. All remedies provided in this Lease are cumulative.

        26(D)   Late Charges and Interest. If Tenant fails to pay when due and payable any Minimum Rent, Additional Rent, or any other sum due hereunder, such unpaid amount shall bear interest at the rate of twelve percent (12%) per annum (but not more than the maximum rate permitted by law) from the due date until paid. In addition, Tenant



                                                  Landlord Initials: ______
                                                  Tenant Initials:   ______
acknowledges that the late payment by Tenant of any monthly installment of Minimum Rent, Additional Rent or of any other sums due to Landlord from Tenant hereunder will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of such costs being extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting expenses and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust encumbering the Premises. Therefore, if any sum due from Tenant is not received by Landlord within ten (10) days after it is due, Tenant shall pay to Landlord a late charge equal to three percent (3%) of such payment or $100, whichever is greater. If any such sum is not received by Landlord within twenty (20) days after it is due, the amount of the late charge to be paid by Tenant shall be increased to five percent (5%) of such payment or $175, whichever is greater. Landlord and Tenant agree that these late charges represent a reasonable estimate of the costs that Landlord will incur by reason of Tenant's late payment.

     26(E) Financial Distress. If any of the events described in Paragraph 25(E) occurs, if Landlord chooses not to exercise, or by law is unable to exercise, its rights to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law: (i) Landlord shall not be obligated to provide Tenant with any services unless Landlord has received compensation in advance for such services; and (ii) neither Tenant, as debtor in possession, nor any trustee or other person (herein called the "Assuming Tenant") shall be entitled to assume this Lease unless, on or before the date of such assumption, the Assuming Tenant: (a) cures or provides adequate assurance that it will promptly cure, any existing default under this Lease; (b) compensates, or provides adequate assurance that it will promptly compensate, Landlord for any pecuniary loss (including, but not limited to, attorneys' fees and costs) resulting from such default; and (c) provides adequate assurance of future performance under this Lease. For the purposes of this Paragraph, the parties agree that any cure or compensation shall be effected solely by the establishment of an escrow fund for the amount at issue or by bonding. Any sums paid by Tenant to Landlord within ninety (90) days of any filing by or against Tenant of a petition to have Tenant declared a bankrupt shall be applied to the expenses most recently incurred by Landlord.

27.  DEFAULT BY LANDLORD

     Landlord shall be in default if Landlord fails to perform its obligations within a reasonable time, but in no event later than thirty (30) days after written notice from Tenant specifying said default has been received by Landlord; provided that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, Landlord shall not be in default if Landlord commences performance within the thirty (30) day period and diligently prosecutes the cure to completion. Notwithstanding the above, Landlord will act expeditiously after notice from Tenant of the need to make repairs pursuant to Paragraph 12(B), if such emergency repair is required to terminate a major interruption of or threat to Tenant's business. Tenant shall not have the right to terminate this Lease as a result of Landlord's default or to perform maintenance or repairs and deduct the cost from amounts payable by Tenant to Landlord. In the event of such Landlord default, Tenant shall have all rights and remedies allowed by law. As a material part of the consideration to Landlord, Tenant hereby agrees that the execution of any judgment obtained by Tenant against Landlord for damages due to Landlord's default under this Lease shall be limited to Landlord's interest in the Real Property. A copy of any notice of default sent to Landlord by Tenant shall be sent to Landlord's lender, provided that the lender has requested copies of such notices and has provided Tenant with the address to which they shall be sent. Landlord's lender shall have the same right as Landlord to cure Landlord's default.

28.  TENANT'S STATEMENT

     Upon not less than ten (10) days' prior written notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying certain facts, including, but not limited to: (a) that this Lease is unmodified and in full force and effect


                                                Landlord Initials: __________

                                                Tenant Initials: ____________

(or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect); (b) the date to which the Minimum Rent and other charges are paid; and (c) that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord (or specifying such defaults if any are claimed). The statement shall be in any form that Landlord provides to Tenant. Any such statement may be relied upon by any prospective purchase or encumbrancer of all or any portion of the Real Property. (Typical per Exhibit C attached.)

29.   SIGNS

      Tenant shall not place any signs or symbols in the windows or on the doors of the Premises or upon any part of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any signs or symbols shall be in conformity with other signs on the Premises and the Building, Landlord's Rules and all applicable laws, ordinances and regulations. Tenant shall maintain any such sign or symbol in good condition and repair at its sole cost and expense. Tenant shall remove such sign or symbol at its sole and expense upon termination of the Lease Term, and shall repair all damage caused by the removal. If Tenant fails to remove any sign or symbol and/or repair any damage caused by its removal, Landlord may have the same removed and/or repaired at Tenant's expense.

30.   GENERAL PROVISIONS

      30(A) EXHIBITS AND ADDENDUMS. Any Exhibits and Addendums attached to this Lease are a part hereof and are fully incorporated in this Lease by this reference.

      30(B) NON-WAIVER OF DEFAULT. Landlord's waiver of any term, covenant or condition of this Lease shall not be deemed to be a waiver of any other term, covenant or condition or any subsequent default under the same or any other term, covenant or condition. Landlord's acceptance of any sum due shall not be deemed to be a waiver of any preceding default by Tenant, other than the failure of Tenant to pay the particular sum so accepted, regardless of Landlord's knowledge of such preceding default at the time it accepts the sum.

      30(C) JOINT OBLIGATION. If there is more than one Tenant, the obligations of the Tenants under this Lease shall be joint and several.

      30(D) PARAGRAPH TITLES. The paragraph titles of this Lease are not a part of this Lease and shall have no effect upon its construction or interpretation.

      30(E) TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

      30(F) SUCCESSORS AND ASSIGNS. The covenants and conditions of this Lease, subject to the provisions of Paragraph 14 above, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

      30(G) RECORDATION. Neither Landlord nor Tenant shall record this Lease, but a short-form Memorandum may be recorded at the request of either party.

      30(H) QUIET POSSESSION. Provided Tenant pays all sums due under this Lease and observes and performs all of the other covenants, conditions and provisions to be observed and performed by Tenant, Tenant shall have quiet possession of the Premises for the entire Lease Term, against any adverse claims of Landlord or any party claiming under Landlord, subject to all the provisions of this Lease.

      30(I) PRIOR AGREEMENTS. This Lease contains the full agreement of the parties with respect to any matter covered or mentioned in this Lease. No prior agreements or understandings pertaining to any such matters shall be effective for any purpose. This Lease


                                                        Landlord Initials:
                                                                           -----
                                                        Tenant Initials:
                                                                           -----
may be amended or supplemented only by an agreement, in writing, signed by the parties or their respective successors in interest.

      30(J) Inability to Perform. Except s provided in Paragraphs 23 and 24, this Lease and Tenant's obligations hereunder, including Tenant's obligation to make payments, shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations, or is delayed in doing so, if such inability or delay is caused by reason of weather, strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

      30(K) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision, and all other provisions shall remain in full force and effect.

      30(L) Cumulative Remedies. No remedy or election hereunder shall be deemed to be exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity.

      30(M) Choice of Law. This Lease shall be governed by the laws of the state in which the Real Property is located.

      30(N) Attorneys' Fees. In the event any action or proceeding is brought by either party against the other arising out of or in connection with this Lease, the prevailing party shall be entitled to recover its cost, including, but not limited to, reasonable attorneys' and accountants' fees, incurred in such action or proceeding, including any appeal.

      30(O) Sale of Premises by Landlord. If Landlord sells the Premises, Landlord shall be entirely relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, event or omission occurring after the consummation of such sale. The purchaser at such sale, or any subsequent sale, of the Premises shall be deemed, without any further agreement, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

      30(P) Notices. All notices or demands which are required or permitted to be given by either party to the other hereunder shall be in writing. Except as otherwise provided in any Addendum, all notices and demands to the Tenant shall be either personally delivered or sent by United States Mail, registered or certified, postage prepaid, addressed to the Tenant at the Premises, or at the address set forth below, or to such other place as Tenant may, from time to time, designate in a notice to the Landlord. Except as provided in any Addendum, all notices and demands to the Landlord shall be either personally delivered or sent by United States Mail, registered or certified, postage prepaid, addressed to the Landlord at the address set forth below, or to such other person or place as the Landlord may, from time to time, designate in a notice to the Tenant. Any notices sent by United States Mail as provided above shall be deemed to have been received three (3) days after deposit into the mail.

TO LANDLORD AT:   c/o Continental Pacific, Inc.
                  14595 Bel-Red Road, Suite 100
                  Bellevue, Washington 98007

TO TENANT AT:     Bio Techniques Laboratories, Inc.
                  8340 154th Avenue N.E.
                  Redmond, Washington 98052


                                         Landlord Initials:
                                                           ----------
                                         Tenant Initials:
                                                         ----------

     30(Q)   Subordination.   At Landlord's option, this Lease shall be subject
to and subordinate to the lien of any existing or future mortgages or deeds of trust in any amount or amounts whatsoever, now or hereafter place on or against the Real Property, and to any extensions, renewals or replacements thereof, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Upon Landlord's request, Tenant will execute and deliver such further instruments as may be appropriate to evidence such subordination of this Lease. As long as Tenant is not in default under this Lease, said subordination shall not disturb Tenant's right to possession of the Premises.

      30(R)   Attornment.   In the event of foreclosure or the exercise of the
power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, or in the event of any sale in lieu thereof, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease; provided said purchaser expressly agrees, in writing, that, so long as Tenant is not in default under the Lease, the Tenant's possession and occupancy of the Premises shall not be disturbed and said purchaser will thereafter perform all of the obligations of the Landlord under this Lease.

31.     BROKERS

     Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of the Lease, except for John Cox of Kidder, Mathews & Segner, Inc., and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

32.     CAPACITY OF PARTIES

     32(A)   Tenant's Capacity.   Tenant is a Washington corporation, and the
person(s) who have signed this Lease on behalf of said Tenant are authorized to do so and their signatures are the only signatures required.

     32(B)   Landlord's Capacity.   Landlord is a joint venture comprised of
CONTINENTAL PACIFIC, INC. and FIRST CITY INVESTMENTS, INC., and the person(s) who have executed this Lease on behalf of the Landlord are authorized to do so and their signatures are the only signatures required.

33.     OPTION TO EXTEND LEASE TERM

     33(A)   Option.   Tenant shall have the option to extend the term of this
Lease for a maximum of one five-year term (herein called an "Extended Term"); provided that Tenant gives Landlord written notice of its election to exercise said option not more than 210 days and not less than one hundred twenty (120) days before the end of the original Lease Term. In the event the Premises or any portion of the Building is damaged or destroyed, and Landlord elects not to reconstruct or repair pursuant to Paragraph 23 above, any option to renew shall be automatically terminated.

     33(B)   Extended Term.   The Extended Term shall commence immediately upon
the end of the original Lease Term and shall terminate at midnight on the day before the fifth anniversary of its commencement.

     33(C)   Rental and Terms.   The Minimum Rent to be paid by Tenant during
the Extended Term shall be the fair market rental rate (herein called the "Fair Market Rate"), on the first day of the Extended Term. Fair Market Rate means the Minimum Rent which would be paid in an arms-length transaction for a five-year lease of comparable space in a comparable building of comparable quality in a comparable location, taking into account the terms and conditions of the lease form Landlord is then using, including any periodic automatic increases in Minimum Rent. The Fair Market Rate shall be agreed upon by


                                                          Landlord Initials:
                                                                            ----
                                                          Tenant Initials:
                                                                            ----

Tenant and Landlord. All other terms and conditions of this Lease shall continue in full force and effect during said Extended Term.

      33(D) Arbitration. Notwithstanding the above, if the Tenant and Landlord disagree on any Fair Market Rate, and do not resolve said disagreement within twenty (20) days of the date on which Landlord receives Tenant's written notice of Tenant's election to extend the term of this Lease, said Fair Market Rate shall be set by arbitration pursuant to this Paragraph 33(D). Either party hereto may request that the Fair Market Rate be set by arbitration by giving written notice to the other party of their election to seek an arbitration. Each party shall select an arbitrator and notify the other party of the arbitrator's identity within ten (10) days after the date of the notice electing an arbitration. If either party fails to appoint an arbitrator within said 10-day period, the arbitrator appointed shall appoint an arbitrator to represent the party who did not select an arbitrator. The two arbitrators so selected shall together select a third arbitrator. All arbitrators shall be currently licensed members in good standing of the American Institute of Real Estate Appraiser, shall be on the City of Redmond list of approved appraisers and shall have substantial experience appraising office buildings. The three arbitrators shall set the Fair Market Rate. Notwithstanding the above, the Minimum Rent during the Extended Term shall not be less than the Minimum Rent being paid for the month immediately prior to the commencement of the Extended Term. The arbitrators shall allocate the expense of an arbitration to the parties, or either or them, in such manner as the arbitrators, in their discretion, determine to be equitable. Any decision of a majority of the arbitrators shall be binding upon the parties.

      If the arbitrators have not determined the Fair Market Rate by the end of the original Lease Term, Tenant shall pay Minimum Rent at the rate in effect during the month immediately prior to the commencement of the Extended Term until the arbitrators determine said rate. Within ten (10) days after the arbitrators have set the rate, the difference, if any, between the Minimum Rent actually paid by Tenant pending the determination and the Minimum Rent accrued during said period at the rate so determined shall be paid by the Tenant to the Landlord.

      33(E) Personal Option. The option set forth in this Paragraph 33 is personal to the Tenant and may not be exercised by any successor, assignee or sublessee of Tenant or any person or entity other than Tenant.

      33(F) Tenant.

            (i) Notwithstanding the above, Tenant shall not have the right to exercise any option contained in this Paragraph during any period in which Tenant has received written notification from Landlord that Tenant is in material default under this Lease until said default is cured. That Tenant not be in material default under this Lease is a condition precedent to the valid exercise of any of the options. Any waiver by Landlord of its right to terminate this Lease due to any default by Tenant shall not be deemed a waiver of said condition precedent. The period of time within which Tenant may exercise any option shall not be extended or enlarged because of Tenant's inability to exercise the option because of the provisions of this Paragraph.

            (ii) All rights of Tenant under the provisions of the option granted in this Paragraph shall terminate, notwithstanding Tenant's due and timely exercise of the option, if, after such exercise, but before the beginning of the Extended Term: (a) Tenant fails to pay to Landlord any monetary obligation of Tenant for a period of ten (10) days after written notice thereof by Landlord to Tenant; (b) Tenant fails to cure any nonmonetary default within the cure period set forth in Paragraph 25(C) of the Lease; or (c) Tenant vacates the Premises.



                                                           Landlord Initials: __
                                                           Tenant Initials: __

34.   HAZARDOUS MATERIALS

      Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release or hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord, upon demand, as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations an the like, from time to time at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant.
The within covenants shall survive the expiration or earlier termination of the Lease Term.

35. Notwithstanding anything set forth in Paragraph 34 above to the contrary, Landlord acknowledges and consents to Tenant engaging in the research, development, manufacture and marketing of products composed of proprietary micro organisms (inocula) and biochemicals for commercial application using the most recent advances in biotechnology in concert with expertise in microbial ecology and fermentation technology. Landlord further consents to Tenant engaging in the research, development, manufacture and marketing of products such as yeast products, enzymes, rumen stimulants and natural extracts.

36.   RENTAL AGREEMENTS

      Tenant shall not enter into, consent to or allow any sublease, license, concession or other agreement for use, occupancy or utilization of space (collectively, "Rental Agreement") in the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage of receipts or sales). Any such Rental Agreements shall be absolutely void and ineffective as a conveyance of any right or utilization of any part of the Premises. Tenant further covenants and agrees that it shall, on and after the date hereof, include in each Rental Agreement a provision (the "No-Profit Clause") that neither lessee nor any other person having an interest in the possession, use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported Rental Agreement shall be absolutely void and ineffective as a conveyance of any right of interest in the possession, use, occupancy or utilization of any part of the Premises, and that if a Rental Agreement is entered into, neither the rental payable thereunder nor the amount thereof passed on to any person or entity shall have deducted therefrom any expenses or costs related in any way to the leasing of such space; provided, however, that Tenant shall not be or be deemed in default hereunder if a Rental Agreement heretofore executed by Tenant and a sublessee at the Premises and heretofore approved in writing by Landlord does not contain a No-Profit Clause, provided that the provisions of this Paragraph are otherwise given effect. Tenant further agrees to use reasonable efforts to enforce such provisions. A breach of the




                                                           Landlord Initials: __
                                                           Tenant Initials: __
covenants and agreements of this Paragraph shall be a material breach of this Lease.

37.   TENANT IMPROVEMENTS

      Landlord shall provide such tenant improvements as are agreed in accordance with the Bio Techniques Laboratories, Inc. Tenant Improvement Work Letter dated March 8, 1993, between Landlord and Tenant. Landlord shall pay the cost of such tenant improvements up to an amount equal to $407,497.00. The cost design and construction of such tenant improvements shall include, but not be limited to, partitions, doors, door frames, hardware, paint, wall coverings, base, floor coverings, installations of thermostats, telephone and electrical outlets, light switches, window coverings, floor coverings, design fees, management fees, all applicable permit fees and sales taxes. All tenant improvements will meet or exceed the minimum standards as defined by the Landlord.

      The parties hereto have executed this Lease at the place and on the date specified hereinabove.

TENANT:

BIO TECHNIQUES LABORATORIES, INC.

By: /s/ WILLIAM D. ST. JOHN
   ------------------------------------

Title: President
      ---------------------------------

Address: 15555 N.E. 33rd, Bio-Tech Road
         Redmond, Washington 98052

LANDLORD:

PACIFIC BELLEVUE DEVELOPMENTS

By: Continental Pacific, Inc.

By: /s/ STEPHEN W. WILSON
   ------------------------------------

Title: Vice President
      ---------------------------------

By: First City Investments, Inc.

By: /s/ IRENE J. LEONARD
   ------------------------------------

Title: Vice President
      ---------------------------------

By: /s/ DANIEL W. PEPLINSKI
   ------------------------------------

Title: Senior Controller
      ---------------------------------

Address: 14595 Bel-Red Road, Suite 100
         Bellevue, Washington 98007

NOTE: ALL SIGNATURES MUST BE NOTARIZED.


                                                           Landlord Initials: __
                                                           Tenant Initials: __

                                  EXHIBIT "A"

                                   SPACE PLAN



                           [SPACE PLAN ILLUSTRATION]






                                                        Landlord Initials: _____
                                                          Tenant Initials: _____

                                  EXHIBIT "A"

                                   SPACE PLAN



                           [SPACE PLAN ILLUSTRATION]






                                                        Landlord Initials: _____
                                                          Tenant Initials: _____

                                  EXHIBIT "A"

                                   SITE PLAN



                            [SITE PLAN ILLUSTRATION]






                                                        Landlord Initials:
                                                                           -----
                                                          Tenant Initials:
                                                                           -----

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION

                             WESTPARK BUILDING "L"

Lot 4 of City of Redmond Short Plat Number SS-85-11R, recorded under Recording Number 8912190943, said Short Plat being a revision of short plat recorded under Recording Number 8512260700, said short plat being a subdivision of the east half of the southwest quarter of Section 2, Township 25 north, Range 5 east, Willamette Meridian, in King County, Washington;

Except those portions of said lots conveyed to the City of Redmond by deed recorded under Recording Number 8810070396 and 8907120649.


                                                        Landlord Initials:
                                                                          -----
                                                          Tenant Initials:
                                                                          -----

                                  EXHIBIT "C"

                          TENANT ESTOPPEL CERTIFICATE
                                 (Example Only)


Date:


To:


From:     Tenant Name:
          Tenant Street Address:
          Redmond, Washington 98052

Re:       Building Name:
          Redmond, Washington (the "Property")



Gentlemen:

The undersigned, as Tenant under a lease of certain premises, executed by ______________________, ("Landlord"), dated ___________________ , (the "Lease"), does hereby state, declare, represent and warrant to _______________ , knowing that ___________________ is relying thereon, as follows:

1. The copy of the Lease attached hereto is a true and correct copy of the Lease and the Lease is in full force and effect and has not been amended, supplemented or changed since the date of the Lease, except as follows (if none, so state): ______________________________________________________ .

     The tenant has taken possession under the Lease and the term of the Lease, the renewal options under the Lease, the basic monthly rental and the total square footage of the premises are as stated in the Lease (and Addendum[s] as stated above, if any).

2. All of Landlord's obligations to provide improvements and facilities pursuant to the Lease have been completed in accordance with applicable plans and specifications and within the time periods set forth in the Lease.

3. No default on the part of the undersigned exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the undersigned.

4. To the best of Tenant's knowledge, no default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the Landlord.

5. Tenant has no option or right to purchase the property of which the premises are a part, or any part thereof.

6.   No rentals are accrued and unpaid under the Lease.

7. No prepayments of rentals due under the Lease have been made and $_______________ has been deposited with Landlord as a security deposit under the Lease.


                                                       Landlord Initials:
                                                                          -----
                                                       Tenant Initials:
                                                                          -----

TENANT ESTOPPEL CERTIFICATE
PAGE 2

8. The undersigned has no defense as to its obligations under the Lease and claims no setoff or counterclaim against Landlord.

9. The undersigned has not received notice of any prior sale, transfer, assignment, hypothecation, mortgage or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder.

10. The undersigned has not been, during the term of the Lease, and is not presently involved as a debtor in any bankruptcy, insolvency or reorganization proceeding.

11.  CHECK IF APPLICABLE.

___  A.   Tenant (i) is not presently engaged in, nor does it presently permit,
          (ii) has not at any time in the past engaged in, nor permitted, and
          (iii) has no knowledge that any third person or entity engaged in or permitted: any operations or activities upon, or any use of occupancy of the premises, or any portion thereof, for the purpose of or in any way involving the handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous substances, materials or wastes, or any wastes regulated under any local, state or federal law (collectively, "Hazardous Substances"), except as follows (if not, so state):

___  B.   Tenant (i) is presently engaged in or presently permits, or (ii) in the past has engaged in or permitted, use or occupancy of the premises, or a portion thereof, for the purpose of, or involving, the handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of Hazardous Substances. Each such event or continuing handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (collectively, "Use") of Hazardous Substances, except for accidental or unintentional Uses, has been in compliance with all applicable laws, regulations and permits (as hereafter listed), and the remediation of each accidental or unintentional use has been conducted and completed pursuant to all applicable laws, regulations and permits.

          Please list all tenant permits covering the use, storage, handling or remediation of Hazardous Substances:

                                                  DATE OF ISSUANCE
DATE OF USE         HAZARDOUS SUBSTANCE             OF PERMIT NO.
-----------         -------------------           ----------------




(If continuous, so state.)

The undersigned understands and acknowledges that you are about to purchase the Property of which the premises are a part and that you are relying upon the representations and warranties contained herein in making such purchase.


                                                    Landlord Initials:
                                                                      -----
                                                    Tenant Initials:
                                                                    -------

TENANT ESTOPPEL CERTIFICATE
PAGE 3


In the event Tenant shall fail to complete and return this Tenant Estoppel Certificate within ten (10) days after receipt by Tenant, Tenant shall be deemed to have certified that all of the provisions of this Tenant Estoppel Certificate are accurate and that _________________________ is entitled to rely upon such information as though this Tenant Estoppel Certificate was actually completed and returned.

Very truly yours,

____________________________________


By:_________________________________

Title:______________________________

Date:_______________________________














                                                      Landlord Initials:_______
                                                      Tenant Initials:_________

STATE OF WASHINGTON    )
                       )ss.
COUNTY OF KING         )


I certify that I know or have satisfactory evidence that William D. St. John is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of BIO TECHNIQUES LABORATORIES, INC., to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.


Dated:   March 12, 1991
      -------------------------------------------       [SEAL]

              JONNA S. VALENTINE
-------------------------------------------------
Notary Public in and for the State of Washington, Residing at: Redmond
My Appointment Expires: 8/26/91



STATE OF WASHINGTON    )
                       )ss.
COUNTY OF KING         )

I certify that I know or have satisfactory evidence that Stephen W. Wilson is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute said instrument as Vice President of CONTINENTAL PACIFIC, INC., Joint Venturer, on behalf of PACIFIC BELLEVUE DEVELOPMENTS, a joint venture, and acknowledged said instrument as the Vice President of CONTINENTAL PACIFIC, INC., Joint Venturer, to be the free and voluntary act of said corporation and joint venture for the uses and purposes mentioned in said instrument.

Dated:   March 15, 1991
      -------------------------------------------      [SEAL]

              JONNA S. VALENTINE
-------------------------------------------------
Notary Public in and for the State of Washington, Residing at: Redmond
My Appointment Expires: 8/26/91



STATE OF WASHINGTON    )
                       )ss.
COUNTY OF KING         )

I certify that I know or have satisfactory evidence that Irene J. Leonard and Daniel W. Peplinski are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to


                                                       Landlord Initials:
                                                                         -------
                                                       Tenant Initials:
                                                                       ---------
execute said instrument as Vice President and Senior Controller, respectively, of FIRST CITY INVESTMENTS, INC., Joint Venturer, on behalf of PACIFIC BELLEVUE DEVELOPMENTS, a joint venture, and acknowledged said instrument as the Vice President and Senior Controller, respectively, of FIRST CITY INVESTMENTS, INC., Joint Venturer, to be the free and voluntary act of said corporation and joint venture for the uses and purposes mentioned in said instrument.

Dated: March 15, 1991

/s/ [SIG]
-------------------------------
Notary Public in and for the State of Washington,
Residing at: ??????
My Appointment Expires: 4/30/92


                                          Landlord Initials:
                                                            -----
                                          Tenant Initials:
                                                          -------